                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K
                                    --------

                             Current Report Pursuant
                          to Section 13 or 15(D) of the
                         Securities Exchange Act of 1934

        Date Of Report (Date Of Earliest Event Reported) August 23, 2001



       CAPITAL ONE AUTO RECEIVABLES, LLC/CAPITAL ONE FINANCE TRUST 2001-A
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                                  333-54736-01
                            (Commission File Number)

                                    31-175007
                          (Registrant's I.R.S. Employer
                               Identification No.)

             2980 Fairview Park Drive, Falls Church, Virginia 22042
               (Address of Principal Executive Offices) (Zip Code)

                                 (703) 875-1000
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

         In the Prospectus Supplement dated July 10, 2001, issued under Registration Statement No. 333-54736-01, the Registrant stated that, following the end of the Funding Period, it would file a report on Form 8-K containing information comparable to that contained in the tables set forth therein regarding the characteristics of the Receivables Pool of Capital One Auto Finance Trust 2001-A upon completion of the Funding Period. Following below is such information:

CAPITAL ONE AUTO FINANCE

Total Portfolio Proforma Pool Cut
Total Loans Contributed as of 07/24/2001 and 08/21/2001

Composition of the Receivables Pool





                                 Aggregate          Number of
                                 Principal        Receivables in         Average Receivables
                                  Balance              Pool                    Balance
                                 ---------        ---------------        -------------------

                              $928,961,357.57         59,746                  $15,548.51

Minimum Remaining Term                                     6         Minimum Original Term                     24
Maximum Remaining Term                                    72         Maximum Original Term                     72
Weighted Average Rem. Term                             61.22         Weighted Average Original Term         64.74

Minimum APR                                            8.25%
Maximum APR                                           28.95%         Minimum Loan Balance                $3,004.05
Weighted Average APR                                  17.37%         Maximum Loan Balance               $39,980.07

                                                                     Average Loan Balance               $15,548.51




Geographic Distribution of the Receivables by State

                                      Number of                  Aggregate Principal                 Percentage of
State                                Receivables                       Balance                          Balance
-----                                -----------                 -------------------                 -------------

AK                                         3                      $       12,784.09                      0.00%
AL                                      3444                      $   49,407,410.10                      5.32%
AR                                       977                      $   15,051,985.95                      1.62%
AZ                                      1318                      $   21,152,339.22                      2.28%
CA                                      4172                      $   71,512,052.47                      7.70%
CT                                        18                      $      309,930.90                      0.03%
CO                                       889                      $   14,166,655.14                      1.52%
DC                                       163                      $    2,649,218.30                      0.29%
DE                                       124                      $    1,689,779.80                      0.18%
FL                                      4958                      $   78,441,617.58                      8.44%
GA                                      5148                      $   79,755,752.69                      8.59%
HI                                         6                      $       80,791.96                      0.01%
IA                                        51                      $      675,231.70                      0.07%
ID                                        42                      $      591,258.62                      0.06%
IL                                      2060                      $   32,918,302.27                      3.54%
IN                                      1064                      $   15,294,535.94                      1.65%
KS                                       250                      $    3,814,998.23                      0.41%
KY                                       533                      $    7,390,673.17                      0.80%
LA                                       180                      $    2,736,470.77                      0.29%
MA                                        12                      $      160,987.57                      0.02%
MD                                      2032                      $   33,686,666.69                      3.63%
ME                                         2                      $       30,309.40                      0.00%
MI                                      1362                      $   21,123,336.52                      2.27%
MN                                       352                      $    5,136,029.38                      0.55%



MO                                      1021                      $   15,407,449.83                      1.66%
MS                                      1825                      $   27,848,638.40                      3.00%
MT                                         0                      $              -                       0.00%
NC                                      3006                      $   46,445,781.22                      5.00%
ND                                         6                      $       89,410.07                      0.01%
NE                                        35                      $      507,271.40                      0.05%
NH                                         4                      $       39,576.44                      0.00%
NM                                       702                      $   10,660,932.30                      1.15%
NV                                       584                      $    9,355,633.40                      1.01%
NJ                                      1674                      $   26,300,528.52                      2.83%
NY                                      1534                      $   22,524,761.08                      2.42%
OH                                      1869                      $   26,729,332.47                      2.88%
OK                                      1498                      $   20,807,455.06                      2.24%
OR                                        13                      $      204,060.75                      0.02%
PA                                         0                      $              -                       0.00%
RI                                         4                      $       64,540.99                      0.01%
SC                                      1674                      $   24,793,216.91                      2.67%
SD                                        19                      $      267,310.51                      0.03%
TN                                      2860                      $   41,797,068.55                      4.50%
TX                                      8872                      $  146,135,358.71                     15.73%
UT                                       422                      $    6,387,534.03                      0.69%
VA                                      2240                      $   33,716,433.12                      3.63%
VT                                         2                      $       30,764.98                      0.00%
WA                                       450                      $    7,158,875.13                      0.77%
WI                                        18                      $      239,490.84                      0.03%
WV                                       240                      $    3,454,569.99                      0.37%
WY                                        11                      $      175,463.47                      0.02%
MT                                         3                      $       30,780.94                      0.00%

Total                                 59,746                      $  928,961,357.57                    100.00%


Distribution of the Receivables by Contract Rate


                                                                                             Percentage of
Annual Percentage                    Number of              Aggregate Principal           Aggregate Principal
    Rate Range                      Receivables                   Balance                       Balance
-----------------                   -----------             -------------------           -------------------

8.00% - 8.99%                            227                    $4,002,220.06                    0.43%
9.00% - 9.99%                            259                    $4,825,344.94                    0.52%
10.00% - 10.99%                          948                   $16,422,602.95                    1.77%
11.00% - 11.99%                         1586                   $27,378,682.80                    2.95%
12.00% - 12.99%                         2214                   $39,373,688.74                    4.24%
13.00% - 13.99%                         2645                   $46,641,675.55                    5.02%
14.00% - 14.99%                         2720                   $45,947,125.58                    4.95%
15.00% - 15.99%                         3905                   $64,513,341.02                    6.94%
16.00% - 16.99%                         7600                  $127,682,712.33                   13.74%
17.00% - 17.99%                        16571                  $260,303,957.32                   28.02%
18.00% - 18.99%                         7142                  $106,384,315.93                   11.45%
19.00% - 19.99%                         5941                   $82,608,129.51                    8.89%
20.00% - 20.99%                         3664                   $50,279,121.10                    5.41%
21.00% - 21.99%                         1208                   $13,756,951.42                    1.48%
22.00% - 22.99%                         1840                   $24,555,505.73                    2.64%
23.00% - 23.99%                          524                    $5,739,055.24                    0.62%
24.00% - 24.99%                          718                    $8,222,200.65                    0.89%
25.00% - 25.99%                           32                      $305,174.91                    0.03%
26.00% - 26.99%                            0                            $0.00                    0.00%
27.00% - 27.99%                            1                       $10,894.47                    0.00%
28.00% - 28.99%                            1                        $8,657.32                    0.00%
29.00% - 29.99%                            0                            $0.00                    0.00%
30.00% - 30.99%                            0                            $0.00                    0.00%

Total                                 59,746                  $928,961,357.57                  100.00%


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Distribution of Receivables by Model Year



  Model Year of                      Number of                  Aggregate              Percentage of Aggregate
Financed Vehicles                   Receivables             Principal Balance             Principal Balance
-----------------                   -----------             -----------------          -----------------------
      1990                                 0                           $0.00                     0.00%
      1991                                 1                       $3,589.14                     0.00%
      1992                                 7                      $31,090.73                     0.00%
      1993                                44                     $201,873.80                     0.02%
      1994                               230                   $1,231,276.67                     0.13%
      1995                               770                   $5,893,754.74                     0.63%
      1996                              2344                  $24,435,292.40                     2.63%
      1997                              5889                  $75,097,654.51                     8.08%
      1998                             11612                 $167,229,923.94                    18.00%
      1999                              9881                 $149,061,644.87                    16.05%
      2000                             14842                 $235,567,522.11                    25.36%
      2001                             13936                 $266,060,131.36                    28.64%
      2002                               190                   $4,147,603.30                     0.45%

      Total                           59,746                 $928,961,357.57                   100.00%



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 13, 2002

                                             CAPITAL ONE AUTO RECEIVABLES, LLC


                                             By: /s/ Jeffery Elswick
                                                 ------------------------------
                                                 Name:  Jeffery Elswick
                                                 Title: President